UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  01/12/2010

Total Nutraceutical Solutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-52864

Nevada	26-0561199
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

PO Box 910, Stevenson, WA 98648

(Address of Principal Executive Offices, Including Zip Code)

(509) 427-5132

(Registrant’s Telephone Number, Including Area Code)

____________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

ITEMS TO BE INCLUDED IN THIS REPORT

Item 1.01.	Entry into a Material Definitive Agreement

On January 12, 2010, Total Nutraceutical Solutions, Inc. (the “Company”) entered into a Promissory Note with Larry A. Johnson, whereby Mr. Johnson made a loan in the amount of $100,000 to the company for a period of 353 days.  The promissory note bears interest at 6% per annum.  Payee may exercise their right to convert their debt to equity at any time prior to December 31, 2010 in the form of restricted common stock at $.20 per share.  The company also grants through this Promissory Note to Payee 500,000 five (5) year stock purchase warrants with an exercise price of $.10 per warrant.  Mr. Johnson is not an affiliate of the company.

On February 18, 2010, Total Nutraceutical Solutions, Inc. (the “Company”) entered into two Promissory Notes with Mark C. Wolf, whereby Mr. Wolf made loans in the amount of $100,000 and $50,000 to the company for a period of 681 days.  The Promissory Notes bear interest at 6% per annum.  Payee may exercise their right to convert their debt to equity at any time prior to December 31, 2011 in the form of restricted common stock at $.20 per share.  The company also grants through these Promissory Notes to Payee 750,000 five (5) year stock purchase warrants with an exercise price of $.10 per warrant.  Mr. Wolf is not an affiliate of the company.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant;

On January 12, 2010, Total Nutraceutical Solutions, Inc. (the “Company”) entered into a Promissory Note with Larry A. Johnson, whereby Mr. Johnson made a loan in the amount of $100,000 to the company for a period of 353 days.  The promissory note bears interest at 6% per annum.  Payee may exercise their right to convert their debt to equity at any time prior to December 31, 2010 in the form of restricted common stock at $.20 per share.  The company also grants through this Promissory Note to Payee 500,000 five (5) year stock purchase warrants with an exercise price of $.10 per warrant.  Mr. Johnson is not an affiliate of the company.

On February 18, 2010, Total Nutraceutical Solutions, Inc. (the “Company”) entered into two similar Promissory Notes with Mark C. Wolf, whereby Mr. Wolf made loans in the amount of $100,000 and $50,000 to the company for a period of 681 days.  The Promissory Notes bear interest at 6% per annum.  Payee may exercise their right to convert their debt to equity at any time prior to December 31, 2011 in the form of restricted common stock at $.20 per share.  The company also grants through these Promissory Notes to Payee 750,000 five (5) year stock purchase warrants with an exercise price of $.10 per warrant.  Mr. Wolf is not an affiliate of the company.

Item 9.01.	Exhibits. Financial Statements and Exhibits

(c)	Exhibits

10.1	Form of Promissory Note dated January 12, 2010
10.2	Form of Promissory Note dated February 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Total Nutraceutical Solutions, Inc.

(Registrant)

Dated: February 23, 2010
By:

/s/  Marvin S. Hausman, M.D.

Marvin S. Hausman, M.D.

Chief Executive Officer